FIRST AMENDMENT TO LEASE
    This FIRST AMENDMENT TO LEASE (this "First Amendment") is made and entered into as of May 16, 2023 (the “First Amendment Effective Date"), by and between CPI 100 CHELMSFORD, LLC, a Massachusetts limited liability company and CPI 144 CHELMSFORD, LLC, a Massachusetts limited liability company (collectively, "Landlord"), and MACOM Technology Solutions Holdings Inc., a Delaware corporation ("Tenant").

RECITALS
A.    Landlord and Tenant are parties to that certain Lease Agreement dated as of December 28, 2016 (the "Original Lease"), pursuant to which Landlord leases to Tenant, and Tenant leases from Landlord, certain land with the buildings thereon in Lowell, Massachusetts known as and numbered 100 Chelmsford Street, as more particularly described in the Original Lease (the “Premises”).
B.    Reserved
C.    Concurrently herewith (i) Landlord and Tenant are amending that certain Lease Agreement of even date with the Original Lease (the “144 Chelmsford Lease”) pursuant to which Landlord leases to Tenant and Tenant leases from Landlord certain premises located adjacent to the Premises commonly known as 144 Chelmsford Street, Lowell Massachusetts such that the 144 Chelmsford Lease, as amended, shall be coterminous with the Original Lease as amended hereby and (ii) an affiliate of Landlord and Tenant are amending that certain Lease dated as of May 31, 2007 (as amended and assigned from time to time, the “121 Hale Lease”) pursuant to which Landlord leases to Tenant and Tenant leases from Landlord certain premises located adjacent to the Premises and commonly known as 121 Hale Street, Lowell, Massachusetts, such that the 121 Hale Lease, as amended, shall also be coterminous with the Original Lease as amended hereby.
D.    Landlord and Tenant now desire to amend the Original Lease to, among other things, extend the Term of the Lease, in accordance with the terms and conditions set forth below.
AGREEMENT
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:
1.    Defined Terms; Recitals. All capitalized terms used herein but not specifically defined in this First Amendment shall have the meanings ascribed to such terms in the Original Lease. The term "Lease" where used in the Original Lease and this First Amendment shall hereafter refer to the Original Lease, as amended hereby. The above recitals are incorporated herein by reference and shall be deemed a part of this First Amendment.

2.    First Amendment Extended Term. The Initial Term of the Lease is hereby extended through and including October 31, 2043 (the "First Amendment Expiration Date").

The period commencing on November 1, 2038 a(the "First Amendment Commencement Date"), through and including the First Amendment Expiration Date shall hereinafter be referred to as the "First Amendment Extended Term". Except as expressly provided to the contrary herein, for purposes of Tenant's duties, obligations and liabilities under the Lease, the First Amendment Extended Term shall be part of the Term. Tenant shall have no right to renew or extend the Term of the Lease except as provided in Section 2(b) of the Original Lease.

3.    Rent.

    3.1    Base Rent During the First Amendment Extended Term. Effective as of the First Amendment Commencement Date and continuing throughout the First Amendment Extended Term, Tenant shall pay Base Rent with respect to the Premises in accordance with the schedule set forth below. Such Base Rent shall be payable in accordance with the terms and conditions of the Original Lease.

Period of First Amendment Extended Term	Monthly Base Rent	Annual Base Rent
November 1, 2038 – October 31, 2039	$82,528.73	$990,344.74
November 1, 2039 – October 31, 2040	$83,972.98	$1,007,675.77
November 1, 2040 – October 31, 2041	$85,442.51	$1,025,310.10
November 1, 2041 – October 31, 2042	$86,937.75	$1,043,253.02
November 1, 2042 – October 31, 2043	$88,459.16	$1,061,509.95
3.2    Additional Rent. During the First Amendment Extended Term, Tenant shall continue to pay additional rent as required under the Original Lease, including, without limitation, Taxes.

4.    Condition of Premises. Tenant hereby agrees that the Premises shall continue to be leased as-is, with all faults, and without any representations or warranties. Tenant is extremely familiar with the condition of the Premises, and Tenant hereby agrees and warrants that it has investigated and inspected the condition of the Premises, and the suitability of same for Tenant's purposes, and Tenant does hereby waive and disclaim any objection to, cause of action based upon, or claim that its obligations hereunder should be reduced or limited because of the condition of the Premises or the suitability of same for Tenant's purposes. Tenant acknowledges that neither Landlord nor any agent nor any employee of Landlord has made any representations or warranty with respect to the Premises or the Building or with respect to the suitability of each for the conduct of Tenant's business, and Tenant expressly warrants and represents that Tenant has relied solely on its own investigation and inspection of the Premises in its decision to enter into this First Amendment and let the Premises in an "as is" condition.
5.    Estoppel. Tenant warrants, represents and certifies to Landlord that as of the date of this First Amendment: (a) Landlord is not in default under the Lease; and (b) Tenant does not have any defenses or offsets to payment of rent and performance of its obligations under the Lease as and when same becomes due.

6.    Landlord’s Notice Address. Pursuant to Section 17 of the Lease, Landlord’s notice address is hereby revised to be:

CPI 100 Chelmsford, LLC;
CPI 144 Chelmsford, LLC
c/o Calare Properties, Inc.
30 Speen Street
Framingham, MA 01701
Attn: William L. Manley
Email: wmanley@calare.com

7.    Notice of Lease. Concurrently herewith, Landlord and Tenant are amending and restating in its entirety the Notice of Lease pursuant to the parties’ execution, delivery and recording of an Amended and Restated Notice of Lease in substantially the form attached hereto as Exhibit A.
8.    Brokers. Tenant represents and warrants to Landlord that it has not dealt with any broker with respect to this First Amendment other than Cresa (Mark Mulvey) (“Broker”). If Tenant has dealt with any broker or person with respect to this First Amendment other than Broker, Tenant shall be solely responsible for the payment of any fees due said person or firm and Tenant shall protect, indemnify, hold harmless and defend Landlord from any liability in respect thereto. Landlord represents and warrants to Tenant that it has not dealt with any broker with respect to this First Amendment other than Broker. If Landlord has dealt with any broker or person with respect to this First Amendment other than Broker, Landlord shall be solely responsible for the payment of any fees due said person or firm and Landlord shall protect, indemnity, hold harmless and defend Tenant from any liability in respect thereto. Upon the full execution and delivery of this First Amendment, Landlord shall be responsible for the payment of a leasing commission to Broker pursuant to a separate written agreement.
9.    Authority. Tenant has full power and authority to enter into this First Amendment and the person signing on behalf of Tenant has been fully authorized to do so by all necessary corporate or partnership action on the part of Tenant.

10.    Further Assurances. Each of the parties hereto agrees to execute and deliver all such further documents and to take all such further actions as may be reasonably requested by the other party hereto to effectuate fully the terms and provisions of this First Amendment, provided such documents or actions do not limit, reduce or impair the rights of the party upon whom such request is made.

11.    Invalidity of Provisions. If any provision of this First Amendment is found to be invalid or unenforceable by any court of competent jurisdiction, the invalidity or unenforceability of any such provision shall not affect the validity and enforceability of the remaining provisions hereof.
12.    Governing Law. This First Amendment shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.
13.    Original Lease in Full Force. Except for those provisions which are inconsistent with this First Amendment and those terms, covenants and conditions for which performance has heretofore been completed, all other terms, covenants and conditions of the Original Lease shall remain unmodified and in full force and effect. Landlord and Tenant ratify the Original Lease, as amended hereby.
14.    Counterparts; Electronic Signatures. This First Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. This First Amendment may be executed by a party's signature transmitted electronically, and copies of this First Amendment executed and delivered by electronic means shall have the same force and effect as copies hereof executed and delivered with original wet signatures. All parties hereto may rely upon electronic signatures as if such signatures were original wet signatures. Any party executing and delivering this First Amendment by electronic means shall, if requested by the other party, promptly thereafter deliver a counterpart signature page of this First Amendment containing said party's original signature; provided, however, any failure to do so shall not affect the enforceability of this First Amendment. All parties hereto agree that a signature page executed and delivered by electronic means may be introduced into evidence in any proceeding arising out of or related to this First Amendment as if it were an original wet signature page.

15.    Binding Effect. This First Amendment shall be binding upon and inure to the benefit of Landlord, its successors and assigns and Tenant and its permitted successors and permitted assigns.

[Remainder of page left intentionally blank. Signatures on following page.]

IN WITNESS WHEREOF, Landlord and Tenant have caused this First Amendment to be executed as of the date first set forth above.
LANDLORD:
CPI 100 CHELMSFORD, LLC,
a Massachusetts limited liability company

By: /s/William L. Manley
Name:    William L. Manley
Title:     Authorized Signatory

CPI 144 CHELMSFORD, LLC,
a Massachusetts limited liability company

By: /s/William L. Manley
Name:    William L. Manley

Title:     Authorized Signatory

TENANT:
    MACOM TECHNOLOGY SOLUTIONS
    HOLDINGS, INC.,
    a Delaware corporation

By: /s/Robert Dennehy
Name: Robert Dennehy
Title:     SVP, Operations

EXHIBIT A

FORM OF AMENDED AND RESTATED NOTICE OF LEASE

Record and Return to:
Harvest LLP
30 Speen Street, Suite 201
Framingham, MA 01701
Attn: Brandt Hollander

Recording Information Above

NOTICE OF LEASE

Notice is hereby given pursuant to Massachusetts General Laws, Chapter 183, Section 4, of an instrument of lease (the “Lease”) containing, inter alia, the following terms and conditions:

LANDLORD:	CPI 100 Chelmsford, LLC, a Massachusetts limited liability company and CPI 144 Chelmsford, LLC, a Massachusetts limited liability company
TENANT:	MACOM Technology Solutions Holdings Inc., a Delaware corporation
DATE OF LEASE INSTRUMENT:	May 16, 2023
PREMISES:
A certain portion of the land currently known and numbered as 100 and 144 Chelmsford Street in the City of Lowell Massachusetts, as more specifically shown as the “100 Chelmsford Parcel” on the plan attached hereto as Exhibit A, together with the Improvements (as defined in the Lease) and Intangible Rights (as defined in the Lease).

TERM OF LEASE:	The Initial Lease Term expires on October 31, 2043.
EXTENSION OPTIONS:	Tenant has an option to extend the term of the Lease for two (2) consecutive periods of ten (10) years each, as more specifically provided in the Lease.
MAJOR TENANT:	Tenant is designated as a Major Tenant (as defined in that certain Reciprocal Easement Agreement dated as of December 28, 2016 affecting the Premises
ACTIVITY AND USE LIMITATION:
Tenant and Landlord acknowledge that the Landlord’s Parcel (including without limitation the Premises) is subject to an Activity and Use
Limitation pursuant to the terms of Massachusetts General Laws Chapter 21E, recorded with the Middlesex North Registry of Deeds at Book 21997, Page 35, a copy of which has been provided to Tenant.

OTHER PROVISIONS:
The Lease contains additional rights, restrictions, terms and conditions not enumerated in this Amended and Restated Notice of Lease. Reference should be made to the Lease directly with respect to these and other material terms and conditions.

    This Amended and Restated Notice of Lease is executed pursuant to the provisions contained in the Lease, and is not intended to vary the terms, conditions or other provisions of the Lease. In the event of any inconsistency between the provisions of the Lease and the provisions of this Amended and Restated Notice of Lease, the provisions of the Lease shall govern and control. This instrument is not intended to, and does not and shall not, amend, modify, diminish or affect in any way the Lease or the construction or interpretation thereof or any rights or obligations of any of the parties thereto.

    This Amended and Restated Notice of Lease may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    This Amended and Restated Notice of Lease amends and restates in its entirety that certain Notice of Lease dated as of _______________ between Landlord and Tenant, recorded in the Middlesex Registry of Deeds in Book ______, Page ___, and filed with the Middlesex North Registry District of the Land Court as Document No. _____________.

[Signature Pages Follow]

EXECUTED under seal this ____ day of ________, 2023.

LANDLORD:

CPI 100 CHELMSFORD, LLC,
a Massachusetts limited liability company

By: _______________________________ Name: William L. Manley
Title: Authorized Signatory

CPI 144 CHELMSFORD, LLC,
a Massachusetts limited liability company

By: _______________________________ Name: William L. Manley
Title: Authorized Signatory

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF ____________, ss

On this _____ day of _______, 2023, before me, the undersigned notary public, personally appeared William L. Manley, proved to me through satisfactory evidence of identification, which was MA Driver's License, to be the person whose name is signed on the preceding or attached document, as Authorized Signatory of CPI 100 Chelmsford, LLC, a Massachusetts limited liability company, and acknowledged to me that he signed it voluntarily for its stated purpose

_________________________________
Notary Public
Print Name:
My Commission Expires:______________

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF ____________, ss

On this _____ day of _______, 2023, before me, the undersigned notary public, personally appeared William L. Manley, proved to me through satisfactory evidence of identification, which was MA Driver's License, to be the person whose name is signed on the preceding or attached document, as Authorized Signatory of CPI 100 Chelmsford, LLC, a Massachusetts limited liability company, and acknowledged to me that he signed it voluntarily for its stated purpose

_________________________________
Notary Public
Print Name:
My Commission Expires:______________

[Signatures continue on next page]

TENANT:

MACOM TECHNOLOGY SOLUTIONS HOLDINGS INC.,
a Delaware corporation

By: _______________________________ Name:
Title:

By: _______________________________ Name:
Title:

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF ____________, ss

On this _____ day of _______, 2023, before me, the undersigned notary public, personally appeared____________, proved to me through satisfactory evidence of identification, which was ____________, to be the person whose name is signed on the preceding or attached document, as ____________ of MACOM TECHNOLOGY SOLUTIONS HOLDINGS INC., a Delaware corporation, and acknowledged to me that he/she signed it voluntarily for its stated purpose

_________________________________
Notary Public
Print Name:
My Commission Expires:______________

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF ____________, ss

On this _____ day of _______, 2023, before me, the undersigned notary public, personally appeared____________, proved to me through satisfactory evidence of identification, which was ____________, to be the person whose name is signed on the preceding or attached document, as

____________ of MACOM TECHNOLOGY SOLUTIONS HOLDINGS INC., a Delaware corporation, and acknowledged to me that he/she signed it voluntarily for its stated purpose

_________________________________
Notary Public
Print Name:
My Commission Expires:______________

EXHIBIT A
DESCRIPTION OF PREMISES
[To be attached]